1

$882 $867 $848 $828 $470 4Q22 1Q23 2Q23 3Q23 4Q23 NII ($MM) PRE-TAX INCOME ($MM) NET INCOME ($MM) PRE-PROVISION NET REVENUE (“PPNR”) ($MM) ▪ ▪ $1,562 $1,510 $1,491 $1,471 $1,403 4Q22 1Q23 2Q23 3Q23 4Q23 $121 $325 $639 ($28) ($149) 4Q22 1Q23 2Q23 3Q23 4Q23 $123 $297 $574 $120 ($58) 4Q22 1Q23 2Q23 3Q23 4Q23

▪ ▪ ▪45 44 44 45 44 23 23 22 20 19 18 19 19 19 19 14 14 14 14 14 8 8 8 7 7 4 5 5 5 4 $112 $113 $112 $110 $107 4Q22 1Q23 2Q23 3Q23 4Q23 98 99 98 96 93 24 26 25 25 25 22 26 21 20 20 14 14 14 14 14 10 13 13 11 13 $168 $178 $171 $166 $165 4Q22 1Q23 2Q23 3Q23 4Q23

61 61 62 61 61 44 46 46 43 44 27 35 27 28 26 18 18 19 18 18 18 18 17 16 16 $168 $178 $171 $166 $165 4Q22 1Q23 2Q23 3Q23 4Q23 30 27 27 25 25 18 18 17 16 16 13 16 18 19 20 13 13 12 12 12 5 5 5 5 4 $79 $79 $79 $77 $77 4Q22 1Q23 2Q23 3Q23 4Q23

13 ▪ ▪

• • Recoveries3Net Charge-offs1 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Charge Offs1,2

▪ ▪ Allowance Ratios December 31, 2023 September 30, 2023 June 30, 2023 December 31, 2022 ($ in Millions) (Audited) (Unaudited) (Unaudited) (Audited) Total loans held for investment (“LHFI”) $93,047 $96,000 $97,776 $97,338 Total ACL 1 $6,993 $7,057 $6,819 $6,866 Total Allowance Ratio 7.5% 7.4% 7.0% 7.1%

$26.3B $39.4B

1 2 ▪ ▪ $0.50 6.57%

• • • CET12 TIER 1 RISK-BASED CAPITAL RATIO2 TOTAL RISK-BASED CAPITAL RATIO2 TIER 1 LEVERAGE RATIO2 1 2 13.2% 12.7% 12.8% 12.8% 12.4% 4Q22 1Q23 2Q23 3Q23 4Q23 10.2% 9.7% 10.0% 10.3% 9.8% 4Q22 1Q23 2Q23 3Q23 4Q23 13.9% 13.2% 14.2% 14.2% 14.3% 4Q22 1Q23 2Q23 3Q23 4Q23 15.9% 15.3% 16.2% 16.3% 16.4% 4Q22 1Q23 2Q23 3Q23 4Q23

Santander1 A2/Baa1 SHUSA Baa2 (upgraded Q3 2023) SBNA2 Baa1 Santander1 A+/A- SHUSA BBB+ SBNA A- Stable outlook (June 2, 2023) • • SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A/A- SHUSA BBB+ SBNA BBB+ Stable outlook (October 19, 2023) Stable outlook (September 28, 2023)

SBNA – Retail Bank SC – Auto Finance BSI – Private Banking SANCAP3– Broker Dealer • • • • • • • • • • SHUSA 2 Santander SC operates in all 50 states Company subsidiary locations SC BSI SBNA SANCAP

▪ ▪ ▪ 16% 17% 11% 9% 9% 7% 7% 6%

▪ ▪ ▪ ▪ ▪ ▪

* Other includes the results of immaterial entities, earnings from non-strategic assets, the investment portfolio, interest expense on SBNA’s and SHUSA's borrowings and other debt obligations, amortization of intangible .assets and certain unallocated corporate income and indirect expenses


Santander

March 4, 2024

SANTANDER HOLDINGS USA, INC.

Fourth Quarter 2023

Fixed Income Investor Presentation

Important Information

This presentation of Santander Holdings USA, Inc. ("SHUSA") contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as "may," "could," "should," "will," "believe," "expect," "anticipate," "estimate," "intend," "plan," "goal" or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, factors such as the risks and uncertainties described in SHUSA's filings with the Securities and Exchange Commission from time to time may cause SHUSA's performance to differ materially from that suggested by the forward-looking statements. If one or more of the factors affecting SHUSA's forward-looking statements renders those statements incorrect, SHUSA's actual results, performance or achievements could differ materially from those expressed in or implied by the forward-looking statements. Readers should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time.

In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles ("GAAP") and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA's subsidiaries include Santander Consumer USA Inc. ("SC"), Santander Bank, N.A. ("SBNA"), Banco Santander International ("BSI"), Santander Securities LLC ("SSLLC"), Santander US Capital Markets LLC ("SanCap"), as well as several other subsidiaries.

The information in this presentation is intended only to assist investors and does not constitute legal, tax, accounting, financial or investment advice or an offer to invest. In making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. ("Santander"), SHUSA, SBNA, SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and financial advisors and independently evaluate the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

Index



2023 Business Highlights

SHUSA is wholly-owned by Santander SA, which has been recognized as the 7th **Most Admired Bank** and one of the **World's Most Admired Companies** according to annual rankings from **Fortune magazine**[1]

Accomplishments	Consumer	Commercial	Corporate and Investment Banking	Wealth
Moody's upgraded the rating of SHUSA senior unsecured debt to Baa2 with a **stable outlook** Unveiled new three-year **$13.6B community plan** Distributed **$3B in common dividends** **#1 auto credit-linked note issuer** in the US **Top 5 auto ABS issuer** in the US	**Reduced products** by 52% and **decreased branches** from 470 to approximately 410, enhancing retail network **efficiency** **#7 auto loan originator** in the US, **diversifying** across strategic dealer groups and **adding two new preferred lender relationships** **35%** of auto funded with retail deposits	Selected by FDIC for 20% equity stake of a JV partnering **with FDIC for $1.1B of multifamily real estate assets** and will service all assets for FDIC **Integrated the commercial & industrial ("C&I") business and commercial real estate ("CRE")** under common leadership **Top 10** bank multifamily lender in the US	**Continued to build out** enhanced CIB capabilities Underwrote **$4.8B in sustainable structured finance** Launched **SanCap,** a merger of Amherst Pierpont Securities ("APS") and Santander Investment Securities ("SIS"), creating a competitive structuring and **distribution platform** across multiple asset classes	Achieved **record-high profitability** **Best Private Bank** for family office services in Latin America **Best Global Private Bank** for wealth transfer/succession planning in Latin America

Santander

1 | Fortune. "Fortune's Most Admired Companies." Jan. 31, 2024.

SHUSA 2023 Results at a Glance

FINANCIAL METRICS		CREDIT	CAPITAL/OTHER
3.99% NET INTEREST MARGIN ("NIM") Down 32bps YoY		**12.34%** 30-89 DAYS TOTAL AUTO[1] DELINQUENCY Up 206bps YoY	**12.37%** COMMON EQUITY TIER 1 ("CET1") Down 82bps YoY
$5.88B NET INTEREST INCOME ("NII") Down 4.84% YoY		**3.6%** CONSUMER NET CHARGE-OFFS Up 66bps YoY	**$77B** SHUSA DEPOSITS Down 2.6% YoY
$3.01B PPNR Down $754M YoY	**$933M** NET INCOME[2] Down $472M YoY	**7.5%** ALLOWANCE RATIO Up 46bps YoY	**$107B** LOANS & LEASES Down 4.5% YoY

The FDIC published a final rule on November 16, 2023 to charge certain banks a special assessment to recover the costs associated with protecting uninsured depositors following the bank closures during 2023. Based on the final rule, SBNA is required to pay a total of $61.5 million over the course of eight consecutive quarters beginning in the first quarter of 2024. SBNA has accrued for the full amount of the special assessment during the fourth quarter of 2023.

1 Consumer auto only
2 Includes provision build of approximately $240MM influenced by seasonality

Business Activity Overview

	Strategic focus	Q4'23 Assets ($BN)
Consumer	Market-leading full spectrum auto lender and consumer finance franchise, funded by attractive consumer deposits	$74
Commercial	Top 10 multifamily bank lender[1]	$29
Corporate and Investment Banking	Global hub for capital markets and investment banking	$26
Wealth Management	Leading brand in LatAm high net worth ("HNW"), leveraging connectivity with Santander	$51[2]

Santander

1 Data as of Q4 2023 from S&P Capital IQ Pro
2 Client assets and liabilities represents customer deposits and securities and loans and letters of credit

Index



Quarterly Profitability

- NII remains stable QoQ. YoY Decrease driven by an increase in funding costs, mitigated by higher yields on new originations
- Net income down $181MM YoY and $178MM QoQ primarily due to investments in build-out of CIB presence and FDIC special assessment, partially offset by the electric vehicle tax incentive

NII ($MM)


$1,562
$1,510
$1,491
$1,471
$1,403
4Q22
1Q23
2Q23
3Q23
4Q23

PRE-PROVISION NET REVENUE ("PPNR") ($MM)


$882
$867
$848
$828
$470
4Q22
1Q23
2Q23
3Q23
4Q23

PRE-TAX INCOME ($MM)


$121
$325
$639
($28)
($149)
4Q22
1Q23
2Q23
3Q23
4Q23

NET INCOME ($MM)


$123
$297
$574
$120
($58)
4Q22
1Q23
2Q23
3Q23
4Q23

Santander

Q4 Balance Sheet Overview



Other Consumer Loans, 2%
Goodwill and Other Intangibles, 2%
CRE, 5%
Residential, 4%
Multifamily, 6%
Cash, 8%
Auto Leases[2], 8%
Other Assets[1], 12%
Commercial & Industrial ("C&I"), 11%
Investments, 15%
Auto Loans, 27%
$165B
Assets



Trading Liabilities, 2%
Revolving Credit Facilities, 2%
Savings, 3%
Interest-bearing demand, 7%
Money Market, 15%
Noninterest-bearing demand, 9%
Other Liabilities[3], 14%
Equity, 11%
Other Borrowings[5], 13%
Secured Structured Financings, 12%
CDs[4], 12%
$147B
Liabilities
$18B
Equity[6]

1 Includes restricted cash and federal funds sold and securities purchased under resale agreements or similar arrangements
2 Operating leases
3 Includes federal funds purchased and securities loaned or sold under repurchase agreements
4 Certificates of deposit
5 Includes Federal Home Loan Bank ("FHLB") borrowings
6 Includes mezzanine equity

Santander

Balance Sheet Trends - Assets

LOANS & LEASES ($B)



Other
Residential
Leases
CRE
C&I
Auto
$112
4
8
14
18
23
45
4Q22
$113
5
8
14
19
23
44
1Q23
$112
5
8
14
19
22
44
2Q23
$110
5
7
14
19
20
45
3Q23
$107
4
7
14
19
19
44
4Q23

ASSETS ($B)



Short-Term Funds
Leases
Other Assets[1]
Investments
Gross Loans
$168
10
14
22
24
98
4Q22
$178
13
14
26
26
99
1Q23
$171
13
14
21
25
98
2Q23
$166
11
14
20
25
96
3Q23
$165
13
14
20
25
93
4Q23

Q4 RECAP

- Loans and leases down 4.5% YoY and 2.7% QoQ, driven by C&I and run- off residential mortgage.
- During Q4, SHUSA completed a sale of a portfolio of approximately $957 million of auto loans with servicing retained. There was no material gain or loss on the sale of the loans.
- Loan yields slightly decrease in both commercial and consumer. Auto yields increased by 0.56% YoY and decreased 0.23% QoQ. Commercial yields, driven by CRE, increased 1.44% YoY and decreased 0.17% QoQ.

YIELD ON LOANS (%)



20.00%
17.50%
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
Q2 2018
Q4 2018
Q2 2019
Q4 2019
Q2 2020
Q4 2020
Q2 2021
Q4 2021
Q2 2022
Q4 2022
Q2 2023
Q4 2024
12.06%
11.02%
8.46%
4.91%
Total commercial
Auto
Total consumer
Total loans

Santander

1 | Includes securities purchased under repurchase agreements

Balance Sheet Trends - Liabilities

LIABILITIES & EQUITY ($B)



NIB Deposits
Equity
Other Liabilities[1]
Borrowed Funds
IB Deposits
$168
18
18
27
44
61
4Q22
$178
18
18
35
46
61
1Q23
$171
17
19
27
46
62
2Q23
$166
16
18
28
43
61
3Q23
$165
16
18
26
44
61
4Q23

DEPOSITS BY BUSINESS ($B)



Other[2] 9%
Wealth Management 7%
CIB 4%
Commercial 17%
Consumer 63%

Q4 2023 Insured Deposits	
SBNA	66%

DEPOSITS ($B)



Savings
IB Deposits
CDs
NIB Deposits
Money Market
$79
5
13
13
18
30
4Q22
$79
5
13
16
18
27
1Q23
$79
5
12
18
17
27
2Q23
$77
5
12
19
16
25
3Q23
$77
4
12
20
16
25
4Q23

COST OF DEPOSITS (%)



SHUSA through the cycle beta[3] = 43%
SBNA through the cycle beta[3] = 45%
0.08% 0.09%
0.09% 0.09%
0.16% 0.16%
0.38% 0.37%
0.96% 0.97%
1.48% 1.49%
1.82% 1.83%
2.17% 2.24%
2.34% 2.43%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
SBNA
SHUSA

Santander

1 Other liabilities include securities sold under repurchase agreements

2 Other consists of deposits related to certain of SHUSA's immaterial subsidiaries and corporate treasury deposits

3 Cumulative deposit beta is calculated as the increase in the rate paid on deposits (SHUSA: 234 bps; SBNA: 225 bps) divided by the incremental increase in the federal funds target rate (525 bps)

Net Interest Margin ("NIM") & Interest Rate Risk Sensitivity[1]

NIM is stabilizing amidst a challenging macroeconomic environment and higher wholesale funding costs, backed by disciplined loan and deposit pricing

SHUSA NIM


4.4%
4.1%
3.9%
4.1%
4.0%
4Q22
1Q23
2Q23
3Q23
4Q23

INTEREST RATE RISK SENSITIVITY

(Change in annual net interest income for parallel rate movements)


Up 200 bps
4.6%
4.2%
4.8%
3.0%
3.6%
Up 100 bps
2.3%
2.1%
2.4%
1.5%
1.8%
Down 100bps
-2.4%
-2.2%
-2.5%
-1.5%
-1.9%
Down 200bps
-4.8%
-4.7%
-5.2%
-3.2%
-4.1%
4Q22
1Q23
2Q23
3Q23
4Q23

Santander

1 Set of shocks represents a range of plausible rate shocks, as an instantaneous shock down 200 basis points can be analogous to a gradual ramp-down of 400 basis points over one year

Auto Originations

- Q4 auto originations of $6.7B decreased 5% from Q3; 2023 full-year originations of $26.9B down 11% compared to 2022
- Q4 SBNA originations of $3.1B are down 2% QoQ and up 25% YoY

($ in Millions)	Three Months Ended Originations					Full Year Ended		
	Q4 2023	Q3 2023	Q4 2022	QoQ	YoY	2023	2022	YoY
Total Loans	$4,915	$5,657	$5,081	(13%)	(3%)	$20,519	$24,165	(15%)
Total Prime Loans	$1,864	$2,305	$1,853	(19%)	1%	$7,565	$8,648	(13%)
Total Non-Prime Loans	$3,051	$3,352	$3,229	(9%)	(6%)	$12,954	$15,518	(17%)
Total Lease[1]	$1,775	$1,379	$1,158	29%	53%	$6,340	$5,939	7%
Total Auto Originations[2]	$6,690	$7,036	$6,240	(5%)	7%	$26,859	$30,104	(11%)
SBNA Originations[3,4]	$3,116	$3,167	$2,490	(2%)	25%	$11,925	$10,120	18%
SC Originations	$3,574	$3,869	$3,750	(8%)	(5%)	$14,934	$19,984	(25%)

Santander

1 Approximate FICO® scores
2 Includes nominal capital lease originations
3 Includes SBNA loan originations of $1.4 billion and lease originations of $1.7 billion for Q4 2023
4 SBNA originations remain off SC's balance sheet in service for others portfolio

Loan Delinquency by Business Portfolio

Consumer: 30-89 Days Past Due[1]



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23
Residential Mortgage
Home Equity
Auto Loans
Personal Unsecured
Other Consumer[2]

Commercial: 30-89 Days Past Due[1]



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23
CRE
C&I
Multifamily
Other Commercial[3]

Consumer: 90+ Days Past Due[1]



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23
Residential Mortgage
Home Equity
Auto Loans
Personal Unsecured
Other Consumer[2]

Commercial: 90+ Days Past Due[1]



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23
CRE
C&I
Multifamily
Other Commercial[3]

Santander

1 Based on a percentage of financing receivables for their respective loan businesses
2 Other Consumer ($60.0M in Q4 2023) primarily includes recreational vehicle ("RV") and marine loans
3 Other Commercial ($7.5B in Q4 2023) includes commercial equipment vehicle financing leveraged leases and loans

Charge-offs and Recoveries by Business Portfolio

- Consumer loan net charge-offs ("NCOs") reflect credit performance normalization in 2023. Delinquencies are returning to pre-COVID levels and repossession activity increased compared to 2022.
- Personal unsecured net charge-offs increased due to elevated borrowing costs and continued inflation.

Charge Offs[1,2]


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23
Commercial
Consumer

Net Charge-offs[1]


2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23
Commercial
Consumer

Recoveries[3]


120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23
Commercial
Consumer

Santander

1 | Charge-offs and NCOs are based on a percentage of their respective loan balances
2 | Includes current period gross write-offs for Q4 2023 by class of financing receivable
3 | Recoveries are based on a percentage of gross charge-offs

Allowance For Credit Losses ("ACL")

- The YoY increase in the ACL was primarily driven by personal unsecured lending and CRE portfolio, partially offset by improvement in the macroeconomic outlook for certain macro variables such as unemployment rate and used vehicle price index
- The ACL for the consumer segment increased by $94.5 million, and the ACL for the commercial segment increased $32.7 million for the period ended December 31, 2023 compared to December 31, 2022

Allowance Ratios ($ in Millions)	December 31, 2023 (Audited)	September 30, 2023 (Unaudited)	June 30, 2023 (Unaudited)	December 31, 2022 (Audited)
Total loans held for investment ("LHFI")	$93,047	$96,000	$97,776	$97,338
Total ACL[1]	$6,993	$7,057	$6,819	$6,866
Total Allowance Ratio	7.5%	7.4%	7.0%	7.1%

Santander 1| Includes ACL for unfunded commitments

Index

1 At a Glance

2 Results

3 Capital & Liquidity

4 Appendix



Overall borrowings at SHUSA stable QoQ, while contingent liquidity position at SBNA increases

BORROWED FUNDS PROFILE: BALANCE ($B)

	4Q23	3Q23	4Q22	QoQ (%)	YoY (%)
SHUSA Unsecured Debt[1]	11.7	11.0	9.5	6%	23%
SBNA Senior Unsecured Debt[2]	2.0	0.0	0.0	-	-
FHLB	6.6	7.0	4.0	-6%	65%
Credit Linked Notes	1.2	1.1	1.3	5%	5%
Third-Party Secured Funding[3]	3.6	3.7	4.0	-2%	-10%
Amortizing Notes	3.5	4.4	4.6	-21%	-24%
Securitizations	15.6	15.8	20.2	-1%	-23%
Total SHUSA Funding	**44.1**	**43.0**	**43.6**	**3%**	**1%**
Preferred Equity Issuance to Santander	2.0	1.5	0.5	33%	300%

SBNA CONTINGENT LIQUIDITY[4]



Q4 Ratio: 150%
Q3 Ratio: 142%
Cash and Immediately Available Sources of Liquidity
$39.4B
Liquidity from released govt deposit collateral[5]
3.2
Liquidity from unencumbered securities (5% haircut)
2.9
Bank Term Funding Program
7.3
Discount Window
Securities
Loans
9.1
0.6
8.5
Capacity at FHLB
6.8
Cash at Federal Reserve
10.1
Q4 Uninsured Deposits
$26.3B
Collateralized Deposits
2.9
23.4

SBNA deposits	Q3 2023	Q4 2023
SBNA insured deposits	66%	66%

1 Includes the subordinated notes; includes BSI unsecured.
2 These notes are payable to SHUSA's parent company, Santander.
3 The warehouse lines and repurchase facilities are fully collateralized by a designated portion of SHUSA's retail installment contracts ("RICs"), leased
4 As of 12/31/2023
5 Includes high quality liquid assets that are encumbered as collateral for uninsured government deposits

Debt & Total Loss-Absorbing Capacity ("TLAC")

SHUSA meets Federal Reserve's TLAC and "LTD" requirements[1], with 23.07% TLAC, 7.82% eligible LTD and a CET1 ratio of 12.37%

- In November, SHUSA executed a $500MM fixed-to-floating 8NC7yr at 7.66%
- In December, SHUSA executed a $500MM fixed-rate non-cumulative perpetual preferred stock, Series G, which counts towards Tier 1 capital

SHUSA Debt Maturity Schedule[2] ($B)



$1.00
$1.00
3.50%
2024
$2.60
$1.10
4.50%
$0.50
4.26%
$1.00
3.45%
2025
$1.88
$0.95
3.24%
$0.50
5.81%
$0.43
SOFR+135bps
2026
$1.85
$0.75
6.89%
$1.05
4.40%
2027
$1.00
2.49%
2028
$1.50
$0.50
6.57%
$1.00
6.49%
2029
$1.00
$0.50
2.88%
$0.50
7.66%
2031
$0.50
7.18%
2032
$2.00
$0.50
8.17%
$1.00
9.38%
$0.50
8.41%
Perpetual
Private placement
Public issuance
Internal TLAC

Santander

1 SHUSA's requirement is 20.5% for TLAC and 6.0% for Long Term Debt "LTD" as a percentage of risk-weighted assets
2 Senior debt issuance. Data as of December 31, 2023

Capital Ratios

- CET1 decrease due to $1.5B dividend paid in Q4. SHUSA paid a total $3B in common dividends in 2023.
- Tier 1 risk-based and total risk-based capital ratio up from Q3 due to risk-weighted asset relief from credit-linked note approval, mitigated by acquisition of 20% interest ($1.1B) in a portfolio consisting of multifamily loans retained by the FDIC following a recent bank failure.
- SHUSA's current stress capital buffer ("SCB") requirement[1] is 2.5% of its CET1 capital resulting in an overall CET1 capital requirement of 7.0%. The SCB will be updated in October 2024.

CET1[2]


13.2%
12.7%
12.8%
12.8%
12.4%
4Q22
1Q23
2Q23
3Q23
4Q23

TIER 1 LEVERAGE RATIO[2]


10.2%
9.7%
10.0%
10.3%
9.8%
4Q22
1Q23
2Q23
3Q23
4Q23

TIER 1 RISK-BASED CAPITAL RATIO[2]


13.9%
13.2%
14.2%
14.2%
14.3%
4Q22
1Q23
2Q23
3Q23
4Q23

TOTAL RISK-BASED CAPITAL RATIO[2]


15.9%
15.3%
16.2%
16.3%
16.4%
4Q22
1Q23
2Q23
3Q23
4Q23

Santander

1 Effective on October 1, 2023
2 Under capital rules SHUSA is not required to include negative accumulated other comprehensive income ("AOCI") in regulatory capital, but as a subsidiary of a global systemically important bank ("GSIB") we mange AOCI closely as it impacts regulatory capital at the global consolidated level

SHUSA Capital Ratios vs. Peer Group[1,2]

SHUSA ratios remain near the top of their peer group in risk-based ratios

CET1


Peer Group Median = 10.64%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
SHUSA
Peer 10

TIER 1 CAPITAL RATIO


Peer Group Median = 11.98%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
SHUSA

TOTAL CAPITAL


Peer Group Median = 13.99%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
SHUSA

TIER 1 LEVERAGE RATIO


Peer Group Median = 9.72%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
SHUSA
Peer 8
Peer 9
Peer 10

Santander

1 Data as of Q4 2023 from S&P Capital IQ Pro
2 SHUSA peer set includes KEY, HBAN, ALLY, RF, FITB, CFG, MTB, DFS, SYF, COF

Strong balance sheet with GSIB risk management standards



CET1[1,2,3]
% CET1
Bank level
12.37%
15.96%
14.02%
11.23%
SHUSA
SBNA
Top 5 US Banks
Regional Peers
CET1 AFS & HTM Marked[4]
10.85%
13.61%
11.24%
9.27%



Tangible Common Equity ("TCE") Ratio[1,2,3]
TCE/Total Assets ("TA")
Bank level
8.05%
10.30%
7.66%
6.54%
SHUSA
SBNA
Top 5 US Banks
Regional Peers
TCE/TA HTM Marked
7.38%
9.28%
6.25%
6.33%

1 Top 5 banks reported through 12/31/23 (includes JPM, BOA, Citi, Wells Fargo, and US Bank)
2 SBNA peer set reported through 12/31/23 (includes Key Bank, Fifth Third, Huntington, Regions, Citizens, M&T, Comerica, and Zions)
3 Peer data sourced from call reports as of December 31, 2023
4 Estimate considering the full liquidation value of available-for-sale ("AFS") of held-to-maturity ("HTM") securities, net of statutory tax (26%)

Santander

Rating Agencies

- SHUSA upgraded by Moody's in October to Baa2 from Baa3 in Q3 2023
- Outlook remains "stable" for all ratings and entities

SR. DEBT RATINGS BY SANTANDER ENTITY

Agency	Outlook	Entity	Rating
Fitch Ratings	Stable outlook (June 2, 2023)	Santander[1]	A/A-
		SHUSA	BBB+
		SBNA	BBB+
Moody's	Stable outlook (October 19, 2023)	Santander[1]	A2/Baa1
		SHUSA	Baa2 (upgraded Q3 2023)
		SBNA[2]	Baa1
Standard & Poor's	Stable outlook (September 28, 2023)	Santander[1]	A+/A-
		SHUSA	BBB+
		SBNA	A-

1 Senior preferred debt / senior non-preferred debt
2 SBNA long-term issuer rating

Index

1 At a Glance

2 Results

3 Capital & Liquidity

4 **Appendix**



SHUSA

SHUSA is the intermediate holding company for Santander's US entities, and is SEC-registered and issues under the ticker symbol "SANUSA"



SBNA
SANCAP
SC
BSI
SC operates in all 50 states
Company subsidiary locations

SHUSA Highlights[1]

- **~11,800 employees**
- **$165B in assets**

Santander

SHUSA[2]

SBNA – Retail Bank

Products include:
- $75B of retail and commercial deposits
- C&I
- CRE and multi-family
- Auto and dealer floorplan financing

SC – Auto Finance

- Leading auto loan/lease originator & servicer
- Top structured finance issuer in retail auto asset-backed securities ("ABS")

BSI – Private Banking

- Private wealth management for HNW and ultra-HNW clients

SANCAP[3]– Broker Dealer

Institutional broker-dealer:
- US fixed-income market making
- Experienced fixed-income sales and trading team
- Focus on structuring and advisory services for asset originators in real estate and specialty finance markets

Santander

1 Data as of December 31, 2023
2 Includes SSLLC, which offers personal investment & financial planning services to clients
3 APS and SIS merged to form the new SanCap on February 6, 2023

Auto delinquencies continue to normalize, but roll to charge-off remains at historically low levels

Auto Loan Distribution by FICO Segment[1,2]



>=640
600-639
<600
No FICO
14% 17% 53% 16%
15% 17% 51% 17%
21% 18% 51% 11%
34% 16% 41% 9%
38% 16% 38% 9%
39% 16% 38% 7%
41% 17% 35% 7%
42% 18% 34% 6%
2016 2017 2018 2019 2020 2021 2022 2023

2023 FICO Detail



>=760, 14%
640-679, 12%
720-759, 7%
680-719, 9%

- The percentage of > 640 FICO loans in the loan portfolio increased since 2016 from 14% to 42%
- Auto loan funding through deposits increased to 35% as a result of One-Auto strategy
- Provision normalization in line with expectations, supported by continued favorable late-stage delinquency payments

US Auto 60+ Days Delinquency[1]



8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2019 2020 2021 2022 2023 2024
Estimated to be below pre-pandemic "normal levels"
Total
SBNA
SC

US Auto: 90+ Days Past Due Roll to Charge-off[1]



Pre-Covid avg. 95%
110%
100%
90%
80%
70%
60%
50%
2022-2023 YTD avg. 70%
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
Roll Rate
Forecast

Santander

1 Data as of December 31, 2023
2 Auto loans excludes commercial fleet and loans held-for-sale ("LHFS")

Multifamily makes up approximately 70% of total CRE portfolio exposure at SBNA

- Multifamily lending (occupied and construction) represents 15% of LHFI and is primarily located in key markets such as NYC.
  - Construction originations concentrated on well-established and proven builders and sponsors
- Office exposure represents 2% of LHFI.
  - Majority of office portfolio consists of investment grade, single tenants with long lease expirations well beyond loan maturities.
  - Portfolio continue to be reviewed regularly to identify early any signs of stress.
- Retail portfolio represents 1% of LHFI and concentrated in retail space anchored by institutional or investment grade tenants.

Portfolio by maturity and interest rate


$Bn
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
In One Year or Less
One to Five Years
Five to 15 Years
After 15 Years
Fixed Rate CRE
Fixed Rate Multifamily
Variable Rate CRE
Variable Rate Multifamily

CRE portfolio consists mostly of Multifamily[1,2,3,4]

Total Multifamily	$13.52B
Multifamily	$10.55B
Multifamily Construction	$2.97B
Other CRE	$5.77B
Office	$1.88B
Retail	$1.19B
Industrial	$1.54B
Other	$1.17B


Other 6%
Industrial 8%
Retail 6%
Office 10%
Multifamily 55%
Multifamily Construction 15%

Santander

1 Data preliminary as of 12/31/2023
2 Multifamily Construction is within "CRE" in SHUSA 10K Total Multifamily for 10K = $10.55B and Total other CRE = $8.75B
3 Excludes Commercial Vehicle Financing
4 Does not include the acquired 20% interest in a structured limited liability company (the "Structured LLC") for approximately $1.1 billion. The Structured LLC was established by the FDIC to hold and service a $9 billion portfolio primarily consisting of New York-based rent-controlled and rent-stabilized multifamily loans retained by the FDIC following a recent bank failure. SBNA classifies its 20 percent interest in the Structured LLC as an AFS debt security.

Consumer Activities

Year-To-Date Ended December 31 ($ in 000's)	2023 Auto	2023 CBB[1]	2023 Total Consumer Activities	2022[2] Auto	2022[2] CBB	2022[2] Total Consumer Activities	Total Consumer Activities Dollar Increase / (Decrease)	Total Consumer Activities Percentage
Net interest income	$ 3,656,625	$ 1,611,634	$ 5,268,259	$ 4,041,002	$ 1,403,930	$ 5,444,932	$ (176,673)	-3.2%
Non-interest income	2,480,455	259,679	2,740,134	2,778,835	300,316	3,079,151	(339,017)	-11.0%
Credit losses expense / (benefit)	1,798,268	301,884	2,100,152	1,730,062	216,600	1,946,662	153,490	7.9%
Total expenses	3,271,352	1,460,244	4,731,596	3,291,610	1,523,939	4,815,549	(83,953)	-1.7%
Income/(loss) before income taxes	$ 1,067,460	$ 109,185	$ 1,176,645	$ 1,798,165	$ (36,293)	$ 1,761,872	$ (585,227)	-33.2%
Total assets	61,712,245	12,085,567	73,797,812	62,645,083	13,107,982	75,753,065	(1,955,253)	-2.6%

Santander

1| Consumer and Business Banking
2| Prior period data has been recast

Commercial Activities

Year-To-Date Ended December 31	2023			2022[1]			Total Commercial Activities	
($ in 000's)	C&I	CRE	Total Commercial Activities	C&I	CRE	Total Commercial Activities	Dollar Increase / (Decrease)	Percentage
Net interest income	$ 325,667	$ 444,467	$ 770,134	$ 311,808	$ 357,676	$ 669,484	$ 100,650	15.0%
Non-interest income	55,579	24,774	80,353	63,124	36,396	99,520	(19,167)	-19.3%
Credit losses expense / (benefit)	(23,299)	176,183	152,884	47,820	7,321	55,141	97,743	177.3%
Total expenses	256,858	133,731	390,589	258,014	132,454	390,468	121	0.00%
Income/(loss) before income taxes	$ 147,687	$ 159,327	$ 307,014	$ 69,098	$ 254,297	$ 323,395	$ (16,381)	-5.1%
Total assets	4,994,784	23,787,283	28,782,067	6,345,307	20,546,103	26,891,410	1,890,657	7.0%

1 | Prior period data has been recast

CIB

CIB	Year-To-Date Ended December 31		YTD Change	
($ in 000's)	2023	2022[1]	Dollar Increase / (Decrease)	Percentage
Net interest income	$ 201,501	$ 178,435	$ 23,066	12.9%
Non-interest income	365,340	245,967	119,373	48.5%
Credit losses expense / (benefit)	(20,666)	19,652	(40,318)	-205.2%
Total expenses	622,808	459,153	163,655	35.6%
Income/(loss) before income taxes	$ (35,301)	$ (54,403)	$ 19,102	35.1%
Total assets	26,416,104	30,478,602	(4,062,498)	-13.3%

Santander

1 | Prior period data has been recast

Wealth Management

Wealth Management	Year-To-Date Ended December 31		YTD Change	
($ in 000's)	2023	2022[1]	Dollar Increase / (Decrease)	Percentage
Net interest income	$ 273,249	$ 177,627	$ 95,622	53.8%
Non-interest income	248,669	258,939	(10,270)	-4.0%
Credit losses expense / (benefit)	205	-	205	100.0%
Total expenses	279,425	244,862	34,563	14.1%
Income/(loss) before income taxes	$ 242,288	$ 191,704	$ 50,584	26.4%
Total assets	7,576,807	7,854,953	(278,146)	-3.5%

1 | Prior period data has been recast

Other

Other	Year-To-Date Ended December 31		YTD Change	
($ in 000's)	2023	2022[1]	Dollar Increase / (Decrease)	Percentage
Net interest income	$ (637,795)	$ (296,015)	$ (341,780)	-115.5%
Non-interest income	30,353	45,686	(15,333)	-33.6%
Credit losses expense / (benefit)	(6,137)	(2,638)	(3,499)	-132.6%
Total expenses	302,585	226,747	75,838	33.4%
Income/(loss) before income taxes	$ (903,890)	$ (474,438)	$ (429,452)	-90.5%
Total assets	28,399,785	27,216,290	1,183,495	4.3%

Santander

* Other includes the results of immaterial entities, earnings from non-strategic assets, the investment portfolio, interest expense on SBNA's and SHUSA's borrowings and other debt obligations, amortization of intangible assets and certain unallocated corporate income and indirect expenses

1 | Prior period data has been recast

SHUSA: Quarterly Trended Statement Of Operations

($ in Millions)	4Q22	1Q23	2Q23	3Q23	4Q23
Interest income	2,554	2,852	3,172	3,147	3,184
Interest expense	-992	-1,342	-1,681	-1,676	-1,781
Net interest income	1,562	1,510	1,491	1,471	1,403
Fees & other income	871	863	879	884	693
Other non-interest income	12	37	35	37	36
Net revenue	2,445	2,410	2,405	2,392	2,132
General, administrative, and other expenses	-1,563	-1,543	-1,557	-1,564	-1,662
Credit loss expense	-761	-542	-209	-856	-619
Income before taxes	121	325	639	-28	-149
Income tax (expense) / benefit	2	-28	-65	148	91
Net income / (loss)	123	297	574	120	-58

	4Q22	1Q23	2Q23	3Q23	4Q23
NIM	4.40%	4.10%	3.90%	4.05%	3.91%

Santander

SHUSA: Non-GAAP Reconciliations

($ in Millions)	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23
SHUSA pre-tax pre-provision income									
Pre-tax income / (loss)	903	778	546	304	121	325	639	-28	-149
(Release of) / provision for credit losses	14	217	404	636	761	542	209	856	619
Pre-tax pre-provision Income	917	995	950	940	882	867	848	828	470
CET1 to risk-weighted assets									
CET1 capital	21,068	20,576	19,565	18,025	16,256	15,916	15,942	15,788	14,205
Risk-weighted assets	111,820	111,181	115,655	118,818	123,031	125,707	124,502	123,142	114,789
Ratio	*18.80%*	*18.50%*	*16.90%*	*15.20%*	*13.20%*	*12.70%*	*12.80%*	*12.82%*	*12.37%*
Tier 1 leverage									
Tier 1 capital	23,175	20,921	19,910	18,370	17,101	16,646	17,672	17,518	16,435
Avg total assets, leverage capital purposes	154,429	154,305	168,042	165,054	167,686	172,191	177,521	169,570	167,284
Ratio	*15.00%*	*13.60%*	*11.80%*	*11.10%*	*10.20%*	*9.70%*	*10.00%*	*10.33%*	*9.82%*
Tier 1 risk-based									
Tier 1 capital	23,175	20,921	19,910	18,370	17,101	16,646	17,672	17,518	16,435
Risk-weighted assets	111,820	111,181	115,655	118,818	123,031	125,707	124,502	123,142	114,789
Ratio	*20.70%*	*18.80%*	*17.20%*	*15.50%*	*13.90%*	*13.20%*	*14.20%*	*14.23%*	*14.32%*
Total risk-based									
Risk-based capital	25,333	22,848	21,896	20,396	19,607	19,171	20,179	20,027	18,838
Risk-weighted assets	111,820	111,181	115,655	118,818	123,031	125,707	124,502	123,142	114,789
Ratio	*22.70%*	*20.60%*	*18.90%*	*17.20%*	*15.90%*	*15.30%*	*16.20%*	*16.26%*	*16.41%*

Thank You.

Our purpose is to help people and businesses prosper.

Our culture is based on believing that everything we do should be:

Simple Personal Fair®

Santander

MEMBER OF Dow Jones Sustainability Indices In Collaboration with RobecoSAM

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